Exhibit 23









                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-63741) pertaining to the Textron Savings Plan of our report dated
May 27, 1999, with respect to the financial statements and schedules of the Textron Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.



                                 By:/s/Ernst & Young LLP
                                       ERNST & YOUNG LLP

Providence, Rhode Island
June 28, 1999